Exhibit 99.5
CONSENT
     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Registration Statement on Form S-4 for Iliad Holdings, Inc. (“Holdings”), and any amendments thereto, as a director of Holdings to be appointed upon the consummation of the mergers described therein.
     IN WITNESS WHEREOF, the undersigned has executed this Consent effective as of the 29th day of March, 2007.

By:	/s/ Gordon T. Hall

Name:	Gordon T. Hall

CONSENT
     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Registration Statement on Form S-4 for Iliad Holdings, Inc. (“Holdings”), and any amendments thereto, as a director of Holdings to be appointed upon the consummation of the mergers described therein.
     IN WITNESS WHEREOF, the undersigned has executed this Consent effective as of the 29th day of March, 2007.

By:	/s/ John E. Jackson

Name:	John E. Jackson

CONSENT
     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Registration Statement on Form S-4 for Iliad Holdings, Inc. (“Holdings”), and any amendments thereto, as a director of Holdings to be appointed upon the consummation of the mergers described therein.
     IN WITNESS WHEREOF, the undersigned has executed this Consent effective as of the 29th day of March, 2007.

By:	/s/ Peter H. Kamin

Name:	Peter H. Kamin

CONSENT
     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Registration Statement on Form S-4 for Iliad Holdings, Inc. (“Holdings”), and any amendments thereto, as a director of Holdings to be appointed upon the consummation of the mergers described therein.
     IN WITNESS WHEREOF, the undersigned has executed this Consent effective as of the 29th day of March, 2007.

By:	/s/ William C. Pate

Name:	William C. Pate

CONSENT
     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Registration Statement on Form S-4 for Iliad Holdings, Inc. (“Holdings”), and any amendments thereto, as a director of Holdings to be appointed upon the consummation of the mergers described therein.
     IN WITNESS WHEREOF, the undersigned has executed this Consent effective as of the 29th day of March, 2007.

By:	/s/ Stephen M. Pazuk

Name:	Stephen M. Pazuk

CONSENT
     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Registration Statement on Form S-4 for Iliad Holdings, Inc. (“Holdings”), and any amendments thereto, as a director of Holdings to be appointed upon the consummation of the mergers described therein.
     IN WITNESS WHEREOF, the undersigned has executed this Consent effective as of the 29th day of March, 2007.

By:	/s/ Stephen A. Snider

Name:	Stephen A. Snider

CONSENT
     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Registration Statement on Form S-4 for Iliad Holdings, Inc. (“Holdings”), and any amendments thereto, as a director of Holdings to be appointed upon the consummation of the mergers described therein.
     IN WITNESS WHEREOF, the undersigned has executed this Consent effective as of the 29th day of March, 2007.

By:	/s/ Ernie L. Danner

Name:	Ernie L. Danner

CONSENT
     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Registration Statement on Form S-4 for Iliad Holdings, Inc. (“Holdings”), and any amendments thereto, as a director of Holdings to be appointed upon the consummation of the mergers described therein.
     IN WITNESS WHEREOF, the undersigned has executed this Consent effective as of the 29th day of March, 2007.

By:	/s/ Uriel E. Dutton

Name:	Uriel E. Dutton

CONSENT
     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Registration Statement on Form S-4 for Iliad Holdings, Inc. (“Holdings”), and any amendments thereto, as a director of Holdings to be appointed upon the consummation of the mergers described therein.
     IN WITNESS WHEREOF, the undersigned has executed this Consent effective as of the 29th day of March, 2007.

By:	/s/ Janet F. Clark

Name:	Janet F. Clark

CONSENT
     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Registration Statement on Form S-4 for Iliad Holdings, Inc. (“Holdings”), and any amendments thereto, as a director of Holdings to be appointed upon the consummation of the mergers described therein.
     IN WITNESS WHEREOF, the undersigned has executed this Consent effective as of the 29th day of March, 2007.

By:	/s/ J.W.G. “Will” Honeybourne

Name:	J.W.G. “Will” Honeybourne